UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24039

First Eagle Tactical Municipal Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

Sheelyn Michael

First Eagle Investment Management, LLC 1345 Avenue of the Americas

New York, NY 10105

Registrant’s telephone number, including area code: 1-212-698-330

Date of fiscal year end: December 31

Date of reporting period: December 31,2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2025

First Eagle Tactical Municipal Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as fund managers is to communicate with shareholders in an open and direct manner. Some of our commentary to shareholders are based on current management expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward- looking statements by words such as “may”, “will”, “believe”, “attempt”, “seek”, “think”, “ought”, “try” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Management’s Discussion of Fund Performance

Municipal bond markets saw record new issuance in 2025, which exceeded the previous record issuance of 2024. There are a few factors we believe have contributed to the ongoing surge. After sitting on the sidelines during the 2022-23 rate-hike period, municipalities have a pent-up need to issue paper as the benefits of Covid‑19-era federal funding and post-pandemic tax receipts wane. Meanwhile, the cost of capital projects has increased substantially due to inflation across inputs. While the muni market was able to absorb much of early 2025’s issuance, it was not immune to the market dislocations caused by the Liberation Day tariffs announcement in early April. Municipal bond mutual funds and exchange-traded funds (ETFs) saw significant outflows as performance sagged, with longer-duration and lower-quality issues particularly challenged.1 These headwinds finally began to ease in the third quarter as investors adjusted to the uncertainty of trade policy.

Despite these technical headwinds, muni bond fundamentals were stable in 2025 and muni bond ratings activity was positive in 2025. Both upgrades and favorable outlook revisions outpaced negative activity at a rate of 1.4x year to date through November.2 Both defaults and first-time distressed debt remained very low in 2025.3

The municipal bond curve steepened considerably during 2025. The flood of issuance—high yield muni issuance in particular, given its long-dated nature, generally provides a steepening impulse to the yield curve—pushed long yields higher, although Federal Reserve policy rate cuts weighed on the short end of the muni curve.4 The US Treasury curve also steepened over the year as term premia returned to the Treasury market after being mostly negative for nearly a decade.5

The total return of First Eagle Tactical Municipal Opportunities Fund Class I shares increased 4.31% in the period since inception on May 30, 2025 and ended on December 31, 2025.6 The S&P Municipal Yield Index increased 5.01% for the same period.

1Source: Investment Company Institute; data as of January 21, 2026.
2Source: S&P Global; data as of November 30, 2025.
3Source: BofA Global Research; data as of January 9, 2026.
4Source: Municipal Securities Rulemaking Board; data as of December 31, 2025.
5Source: Federal Reserve Bank of New York; data as of December 31, 2025.
6The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Management’s Discussion of Fund Performance

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of credit worthiness of an issuer with respect to debt obligations, including specific securities, money market instruments, or other bonds. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated (NR) indicates that the debtor was not rated and should not be interpreted as indicating low quality.

Default rate is the percentage of loans or bonds in which the borrower/issuer failed to make scheduled interest or principal payments, typically measured over a trailing 12-month period.

Duration is a measure of a bond price’s sensitivity to changes in interest rates.

Exchange-traded funds (ETFs) are listed investment vehicles that seek to provide exposure to a benchmark, index or actively managed strategy.

High yield municipal bonds are debt securities issued by states, cities, counties and other public entities that offer a higher rate of interest due to their perceived higher risk of default.

Term premium is the additional yield that investors require for longer-dated debt.

A yield curve is a graphical representation of interest rates on debt of equal credit quality across a range of maturities.

Indexes are unmanaged and do not incur management fees or other operating expenses. One cannot invest directly in an index.

S&P Municipal Yield Index (Gross/Total) measures the performance of high yield and investment grade municipal bonds. A total-return index tracks price changes and reinvestment of distribution income.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund

Fund Overview

Data as of December 31, 2025 (unaudited)

Investment Objective

The First Eagle Tactical Municipal Opportunities Fund’s primary investment objective is to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax.

Average Annual Returns^ (%)	Inception (5/30/2025) to Date
First Eagle Tactical Municipal Opportunities Fund Class I	4.31
S&P Municipal Yield	5.01

Bond Credit Quality3 (%)
Based on total investments in the portfolio

AAA	2.7
AA	8.1
A	1.2
BBB	0.5
BB or lower	10.2
N/R (Not Rated)	77.3

Asset Allocation by Asset Class (%)
Based on total investments in the portfolio

^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.For information regarding these fee waivers and/or expense limitations, see Note 5.
1Total investments include the Fund’s assets attributable to financial leverage. Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions (secured borrowing) to generate leverage for the Fund.
2Includes short-term commercial paper (0.0% of total investments) that settles in 90 days or less; long-term commercial paper (0.0% of total investments) that settles in 91 days or more; and other short-term investments (0.1% of total investments), such as U.S. treasury bills or money market funds.
3The credit quality ratings shown above are assigned by S&P Global Ratings. S&P Global Ratings is a nationally recognized statistical rating organization. Investment grade ratings are credit ratings of BB or higher. Below investment grade are credit ratings of BB or lower. Investments designated N/R are not rated by S&P Global Ratings. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
 The Fund’s portfolio composition is subject to change at any time.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

Top 10 Holdings* (%)

Public Finance Authority (Financial Services, United States)	4.0
Oregon State Facilities Authority, Series 2025 A‑1 (Financial Services, United States)	3.8
California Infrastructure & Economic Development Bank, Series 2025 B (Financial Services, United States)	3.8
Foster Farm Business Improvement District, Series 2025 A (Financial Services, United States)	3.7
Berks County Municipal Authority (The), Series 2024 B‑1 (Financial Services, United States)	3.1
Arizona Industrial Development Authority, Series 2025 A (Financial Services, United States)	3.1
New Hope Cultural Education Facilities Finance Corp., Series 2025 A (Financial Services, United States)	3.0
New York Counties Tobacco Trust IV, Series 2005 A (Financial Services, United States)	3.0
Pennsylvania Housing Finance Agency, Series 2025‑149A (Financial Services, United States)	2.9
Massachusetts Development Finance Agency, Series 2025 A‑1 (Financial Services, United States)	2.8
Total	33.2
*Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.
 Percentages are based on total net assets.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Municipal Bonds — 120.1%
Arizona — 3.1%
Arizona Industrial Development Authority, ISF Ativo Portfolio Obligated Group, Revenue, Senior Lien, Series 2025 A, 6.75%, 03/01/2065 (a)	1,600,000	1,614,187
California — 11.6%
California Infrastructure & Economic Development Bank, Desertxpress Enterprises LLC, Revenue, AMT, Refunding, Series 2025 B, 12.00%, 11/02/2026 (a)(b)(c)	2,685,000	1,986,900
California Public Finance Authority, Fontana Jurupa Hills Project Area, Tax Allocation, Third Tier, Series 2025 C, 12.00%, 09/01/2033 (a)	185,000	73,343
QSH/LB LLC, Revenue, Senior Lien, Series 2025 A, 6.63%, 06/01/2065 (a)	1,000,000	1,032,250
City of Los Angeles Department of Airports, Revenue, AMT, Refunding, Series 2025A, 5.00%, 05/15/2055 (d)	1,000,000	1,018,061
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue, Second Series, AMT, Series 2019 E, 5.00%, 05/01/2050 (d)	500,000	502,609
San Jacinto Unified School District, GO, Series 2025, 4.13%, 08/01/2055 (d)	1,500,000	1,444,521
6,057,684
Colorado — 3.7%
Foster Farm Business Improvement District, GO, Series 2025 A, 0.00%, 12/01/2055 (a)(e)	2,800,000	1,959,434
District of Columbia — 1.9%
Metropolitan Washington Airports Authority Aviation, Revenue, AMT, Refunding, Series 2025A, 5.00%, 10/01/2050 (d)	1,000,000	1,023,163
Florida — 13.5%
Capital Trust Authority, QSH/St Augustine LLC, Revenue, Series 2026A, 8.50%, 07/01/2057 (a)(f)	500,000	500,006
County of Palm Beach, Provident Group — LU Properties LLC, Revenue, Series 2021 A, 5.00%, 06/01/2057 (a)	850,000	736,097

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Florida — 13.5% (continued)
Florida Development Finance Corp., AAF Operations Holdings LLC, Revenue, AMT, Refunding, Series 2024, 12.00%, 07/15/2028 (a)(b)(c)	1,575,000	567,000
Brightline Florida Holdings LLC, Revenue, AMT, Series 2025 B, 10.00%, 06/15/2026 (a)(b)(c)	600,000	420,000
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2024, 5.50%, 07/01/2053	505,000	378,750
Florida Local Government Finance Commission, Greater Orlando Aviation Authority, Revenue, AMT, Series 2024, 5.25%, 10/01/2048 (d)	1,000,000	1,041,931
Life Care ET, Inc., Revenue, 0.00%, 12/01/2030 (a)(e)	1,250,000	1,251,614
Ponte Vedra Pine Co. LLC Obligated Group, Revenue, Series 2025 A, 6.88%, 11/15/2064 (a)	500,000	521,304
Sanctuary At Village On The Isle LLC (The), Revenue, 0.00%, 12/22/2030 (a)(e)	1,250,000	1,255,631
Mckendree Pointe Community Development District, Mckendree Pointe Community Development District Series 2025 Assessment, Special Assessment, Series 2025, 6.00%, 05/01/2056	400,000	397,792
7,070,125
Georgia — 2.7%
Development Authority of Lagrange, LaGrange College Obligated Group, Revenue, Refunding, Series 2021 A, 5.00%, 10/15/2052	300,000	246,620
Georgia Housing & Finance Authority, Revenue, GNMA Insured, Series 2025 G, 4.90%, 12/01/2050 (d)	700,000	703,690
Savannah Georgia Convention Center Authority, Revenue, Series 2025 B, 6.25%, 06/01/2061 (a)	500,000	500,722
1,451,032
Illinois — 0.8%
Illinois Finance Authority, Benedictine University, Revenue, Refunding, Series 2017, 5.00%, 10/01/2038	25,000	22,559
Roosevelt University, Revenue, Refunding, Series 2018 A, 6.13%, 04/01/2058 (a)	400,000	391,520
414,079

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Indiana — 2.9%
City of East Chicago, Revenue, Series 2025, 6.50%, 07/15/2044 (a)	500,000	513,391
City of Valparaiso, Lutheran University Association, Inc. (The), Revenue, Series 2025 A, 6.25%, 10/01/2050 (a)	500,000	506,902
Indiana Finance Authority, Avondale Meadows Academy, Revenue, Refunding, Series 2017, 5.38%, 07/01/2047	500,000	431,022
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.25%, 10/01/2033	10,000	8,989
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.50%, 10/01/2037	45,000	38,325
1,498,629
Kansas — 2.3%
City of Wichita, Larksfield Place Retirement Communities, Inc., Revenue, Series VII 2025 A, 6.75%, 06/01/2060	500,000	510,155
Presbyterian Manors Obligated Group, Revenue, Refunding, Series 2018 I, 4.63%, 05/15/2041	75,000	68,464
Presbyterian Manors Obligated Group, Revenue, Refunding, Series 2019 III, 5.00%, 05/15/2050	5,000	4,198
Wyandotte County-Kansas City Unified Government, Wyandotte County-Kansas City Unified Government Sales Tax, Revenue, Series 2015 A, 5.75%, 09/01/2032	650,000	624,588
1,207,405
Louisiana — 0.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Provident Group — ULM Properties LLC, Revenue, Series 2019 A, 5.00%, 07/01/2054 (a)	270,000	221,906
Massachusetts — 4.8%
Massachusetts Bay Transportation Authority, Sales Tax, Revenue, Series 2025 B, 5.00%, 07/01/2055 (d)	1,000,000	1,043,501

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Massachusetts — 4.8% (continued)
Massachusetts Development Finance Agency, Care Communities LLC Obligated Group, Revenue, Series 2025 A‑1, 6.50%, 07/15/2060 (a)	1,500,000	1,486,159
2,529,660
Michigan — 1.4%
Grand Rapids Economic Development Corp., Michigan Christian Home Obligated Group, Revenue, Refunding, Series 2025 A, 6.13%, 11/01/2060	500,000	494,788
Michigan State Housing Development Authority, Revenue, Series 2025 C, 5.10%, 06/01/2056 (d)	250,000	251,807
746,595
Missouri — 2.2%
County of Boone, Boone County Hospital, Revenue, Refunding, Series 2016, 3.00%, 08/01/2032	135,000	107,843
Boone County Hospital, Revenue, Refunding, Series 2016, 3.00%, 08/01/2034	35,000	26,332
Boone County Hospital, Revenue, Refunding, Series 2016, 4.00%, 08/01/2038	1,320,000	1,010,508
1,144,683
Montana — 1.5%
Montana Facility Finance Authority, Montana Children’s Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2044	525,000	416,704
Montana Children’s Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2050	505,000	372,189
788,893
Nevada — 0.5%
State of Nevada Department of Business & Industry, DesertXpress Enterprises LLC, Revenue, AMT, Series 2025 B, 12.00%, 11/02/2026 (a)(b)(c)	365,000	270,100
New Hampshire — 1.0%
New Hampshire Business Finance Authority, Moonlight Bend Municipal Utility District, Revenue, Series 2025, 0.00%, 12/01/2035 (a)(g)	1,000,000	511,431
New Jersey — 5.1%
New Jersey Economic Development Authority, Kintock Group Obligated Group, Revenue, Refunding, Series 2017 A, 7.00%, 09/01/2047 (a)	625,000	633,313

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
New Jersey — 5.1% (continued)
New Jersey Educational Facilities Authority, Georgian Court University A New Jersey Non Profit Corp., Revenue, Refunding, Series 2017 G, 3.25%, 07/01/2031	45,000	41,155
Georgian Court University A New Jersey Non Profit Corp., Revenue, Series 2017 G, 3.75%, 07/01/2037	35,000	29,009
Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 3.25%, 07/01/2030	20,000	17,686
Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 5.00%, 07/01/2047	1,525,000	1,166,339
New Jersey Transportation Trust Fund Authority, State of New Jersey, Revenue, Series 2025 AA, 5.00%, 06/15/2055 (d)	750,000	768,953
2,656,455
New York — 8.7%
City of New York, GO, Series 2021 2, 2.55%, 01/09/2026 (c)(h)	700,000	700,000
New York Counties Tobacco Trust IV, Revenue, Series 2005 A, 5.00%, 06/01/2045	2,000,000	1,558,907
New York State Housing Finance Agency, Revenue, Series 2025 D‑1, 5.00%, 05/01/2069 (d)	1,245,000	1,247,514
Onondaga Civic Development Corp., Crouse Health Hospital, Inc. Obligated Group, Revenue, Refunding, Series 2024 A, 5.38%, 08/01/2054	625,000	542,940
Rockland County Economic Assistance Corp., Bon Secours Health System, Inc. Obligated Group, Revenue, Series 2025, 7.50%, 11/01/2055	500,000	536,597
Westchester County Healthcare Corp., Westchester County Health Care Corp. Obligated Group, Revenue, Senior Lien, Series 2010 B, 6.13%, 11/01/2037	5,000	5,001
4,590,959
Ohio — 4.4%
Buckeye Tobacco Settlement Financing Authority, Revenue, Senior Lien, Refunding, Series 2020 B‑3, Class 2, 0.00%, 06/01/2057 (g)	6,000,000	443,932
County of Lucas, Genacross Lutheran Services Obligated Group, Revenue, Refunding, Series 2025, 6.75%, 11/01/2030 (b)(c)	1,000,000	1,001,748

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Ohio — 4.4% (continued)
County of Washington, Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2022, 6.75%, 12/01/2052	875,000	902,675
2,348,355
Oklahoma — 0.2%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue, Series 2019, 3.25%, 09/01/2038	100,000	67,983
Obligated Group, Revenue, Refunding, Series 2016, 4.00%, 09/01/2037	5,000	3,422
Obligated Group, Revenue, Series 2019, 3.25%, 09/01/2039	35,000	23,791
95,196
Oregon — 5.9%
City of Redmond, GO, AMT, Series 2025 A, 5.50%, 06/01/2052 (d)	1,000,000	1,059,252
Oregon State Facilities Authority, ISF Magnolia Gardens LLC Obligated Group, Revenue, Refunding, Series 2025 A‑1, 7.25%, 03/01/2060 (a)	2,000,000	1,992,782
Willamette University, Revenue, Refunding, Series 2016 B, 5.00%, 10/01/2040	10,000	10,028
Yamhill County Hospital Authority, Friendsview Manor Obligated Group, Revenue, Refunding, Series 2016 A, 5.00%, 11/15/2051	75,000	64,374
3,126,436
Pennsylvania — 9.9%
Berks County Industrial Development Authority, Tower Health Obligated Group, Revenue, Refunding, Series 2017, 4.00%, 11/01/2031	90,000	68,293
Tower Health Obligated Group, Revenue, Refunding, Series 2017, 3.75%, 11/01/2042	555,000	349,691
Berks County Municipal Authority (The), Tower Health Obligated Group, Revenue, Series 2012 A, 5.00%, 11/01/2044	40,000	30,159
Tower Health Obligated Group, Revenue, Series 2024 B‑1, 0.00%, 06/30/2044 (e)	2,386,000	1,645,929

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Pennsylvania — 9.9% (continued)
DuBois Hospital Authority, Penn Highlands Healthcare Obligated Group, Revenue, Refunding, Series 2018, 4.00%, 07/15/2048	55,000	41,624
Pennsylvania Economic Development Financing Authority, Noble Environmental, Inc., Revenue, AMT, Series 2025, 6.88%, 09/01/2047 (a)	500,000	518,305
Pennsylvania Housing Finance Agency, Revenue, Series 2025‑149A, 5.15%, 10/01/2050 (d)	1,500,000	1,516,281
Revenue, Refunding, Series 2025‑150A, 5.25%, 10/01/2052 (d)	1,000,000	1,027,249
5,197,531
Puerto Rico — 0.7%
Children’s Trust Fund, Revenue, Series 2008 B, 0.00%, 05/15/2057 (g)	12,695,000	380,587
South Carolina — 2.6%
South Carolina Jobs-Economic Development Authority, Connexion Communities Obligated Group, Revenue, Series 2025 A1, 6.75%, 10/15/2060 (a)	1,000,000	1,000,739
Libertas Academy Woodruff, Revenue, Series 2025 A, 7.25%, 08/15/2065 (a)	350,000	362,719
1,363,458
Tennessee — 1.9%
Shelby County Health Educational & Housing Facilities Board, Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2013 A, 5.38%, 09/01/2041 (a)	250,000	218,838
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2016 A, 4.25%, 09/01/2037 (a)	25,000	20,448
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2016 A, 5.00%, 09/01/2037 (a)	900,000	792,728
1,032,014
Texas — 10.3%
City of Port Isabel, GO, Series 2025, 6.00%, 02/15/2055	690,000	697,267

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Texas — 10.3% (continued)
New Hope Cultural Education Facilities Finance Corp., Sanctuary LTC LLC, Revenue, Series 2021 A‑1, 5.50%, 01/01/2057	500,000	455,388
SLF CHP LLC, Revenue, Series 2025 A, 6.50%, 07/01/2056 (a)	1,600,000	1,559,116
Olney Hamilton Hospital District, GO, Series 2024, 6.25%, 09/15/2054 (a)	700,000	723,645
Texas Water Development Board, State Revolving Fund, Revenue, Series 2025, 4.80%, 10/15/2056 (d)	1,000,000	1,006,208
Tom Green County Cultural Education Facilities Finance Corp., TLC Academy, Revenue, Series 2013 A, 7.15%, 08/15/2043	1,000,000	1,000,165
5,441,789
Utah — 2.0%
Point Phase 1 Public Infrastructure District No. 1, Revenue, Series 2025 B, 8.50%, 03/15/2055	500,000	505,143
Utah Charter School Finance Authority, Revenue, Series 2018 A, 5.87%, 10/15/2028 (a)(b)(c)	570,000	544,949
1,050,092
Vermont — 0.0% (i)
East Central Vermont Telecommunications District, Revenue, Refunding, Series 2017 A, 5.75%, 12/01/2031 (a)	10,000	10,009
Washington — 1.9%
Washington State Housing Finance Commission, Provident Group — SH II Properties LLC, Revenue, Series 2025 B, 7.00%, 07/01/2064 (a)	700,000	718,124
Spokane International Academy, Revenue, Series 2021 A, 5.00%, 07/01/2050 (a)	300,000	257,577
975,701
West Virginia — 0.6%
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue, Refunding, Series 2018 A, 5.00%, 01/01/2043	15,000	14,041
Cabell Huntington Hospital Obligated Group, Revenue, Refunding, Series 2018 A, 4.13%, 01/01/2047	355,000	279,912
293,953

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Principal Amount ($)	Value ($)
Wisconsin — 11.6%
Public Finance Authority, AMCP Franklin LLC, Revenue, Senior Lien, Series 2025 A‑1, 6.75%, 12/01/2060 (a)	500,000	508,681
Dreamhouse ‘Ewa Beach Public Charter School, Revenue, Refunding, Series 2025 A, 7.38%, 06/15/2060 (a)	2,100,000	2,085,807
Liberty Classical Schools Educational Services, Inc., Revenue, Series 2025 A, 7.00%, 06/15/2065 (a)	500,000	502,297
QCF Behavioral Hospitals I Obligated Group, Revenue, Series 2024 B, 0.00%, 07/01/2064 (a)(g)	16,500,000	188,244
Sarpy County Sanitary & Improvement District No. 379, Special Assessment, Series 2025 B, 7.00%, 06/05/2030 (a)	700,000	700,996
Sarpy County Sanitary & Improvement District No. 379, Special Assessment, Series 2025 E, 7.00%, 09/30/2030 (a)	201,758	202,040
Sarpy County Sanitary & Improvement District No. 365, Special Assessment, Series 2025 D, 7.00%, 06/16/2030 (a)	700,000	700,956
WVC, Revenue, Series 2025 A, 6.75%, 12/01/2065 (a)	1,250,000	1,275,179
6,164,200
Total Municipal Bonds (Cost $63,100,276)		63,235,741
Number of Warrants
Warrants — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Bl Train Holdings West LLC, expiring 12/01/2035*‡ (Cost $—)	6,600	—

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund | Schedule of Investments | December 31, 2025

Investments	Shares	Value ($)
Short-Term Investments — 0.2%
Investment Companies — 0.2%
JP Morgan U.S. Government Money Market Fund, Capital Shares 3.73% (j) (Cost $91,608)	91,608	91,608
Total Investments — 120.3% (Cost $63,191,884)		63,327,349
Floating Rate Note Obligations — (20.4)% (k)		(10,715,000)
Other Assets Less Liabilities — 0.1%		19,413
Net Assets — 100.0%		52,631,762
*Non-income producing security.
‡Value determined using significant unobservable inputs.
(a)Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at December 31, 2025 amounted to $31,837,389, which represents approximately 60.49% of net assets of the Fund.
(b)Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2025.
(c)Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on December 31, 2025.
(d)All or a portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash.
(e)Zero coupon bond until next reset date.
(f)When-issued security.
(g)Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.
(h)Variable rate demand notes “VRDNs” are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.
(i)Represents less than 0.05% of net assets.
(j)Represents 7-day effective yield as of December 31, 2025.
(k)Face value of Floating Rate Notes issued in TOB transactions.

Abbreviations

AMT— Alternative Minimum Tax
GO— General Obligation

As of December 31, 2025, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,008,749
Aggregate gross unrealized depreciation	(903,948)
Net unrealized appreciation	$104,801
Federal income tax cost of investments	$63,222,548

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

December 31, 2025

Statement of Assets and Liabilities

First Eagle Tactical Municipal Opportunities Fund
Assets
Investments (Cost $63,191,884) (Note 2)	$63,327,349
Cash	7,000
Receivable for Fund shares sold	1,131,203
Accrued interest and dividends receivable	1,003,970
Due from adviser (Note 5)	182,295
Other assets	191
Total Assets	65,652,008
Liabilities
Investment advisory fees payable (Note 5)	49,156
Payable for investment purchased	1,750,000
Payable for Floating Rate Note Obligations	10,715,000
Administrative fees payable (Note 5)	5,769
Interest expense and fees payable (Note 2)	69,848
Payable for dividends to shareholders	282,619
Accrued expenses and other liabilities	147,854
Total Liabilities	13,020,246
Commitments and contingent liabilities^	—
Net Assets	$52,631,762
Net Assets Consist of
Paid in capital	$52,676,386
Total distributable earnings (losses)	(44,624)
Net Assets	$52,631,762
Class I
Net Assets	$52,631,762
Shares Outstanding	5,240,472
Net asset value per share and redemption proceeds per share	$10.04
^See Note 5 in the Notes to the Financial Statements.

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Period Ended December 31, 2025

Statement of Operations

First Eagle Tactical Municipal Opportunities Fund
For the Period 5/30/25† - 12/31/25
Investment Income
Interest	$1,400,686
Dividends	8,150
Total Income	1,408,836
Expenses
Investment advisory fees (Note 5)	200,678
Shareholder servicing agent fees	20,680
Administrative fees (Note 5)	8,691
Professional fees	221,515
Custodian and accounting fees	44,445
Shareholder reporting fees	12,119
Trustees’ fees (Note 5)	407
Interest expense (Note 2)	100,845
Registration and filing fees	19,300
Other expenses	4,010
Total Expenses	632,690
Expense waiver (Note 5)	(486,177)
Expense reductions due to earnings credits (Note 2)	(919)
Net Expenses	145,594
Net Investment Income (Note 2)	1,263,242
Realized and Unrealized Gains (Losses) on Investments (Note 2)
Net realized gains (losses) from:
Transactions in investments	(234,326)
(234,326)
Changes in unrealized appreciation (depreciation) of:
Investments	135,465
135,465
Net realized and unrealized (losses) on investments	(98,861)
Net Increase in Net Assets Resulting from Operations	$1,164,381
†Inception date.

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Statement of Changes in Net Assets

First Eagle Tactical Municipal Opportunities Fund
For the Period 5/30/25† - 12/31/25
Operations
Net investment income	$1,263,242
Net realized (loss) from investments	(234,326)
Change in unrealized appreciation of investments	135,465
Net increase in net assets resulting from operations	1,164,381
Distributable earnings:
Class I	(1,209,005)
Decrease in net assets resulting from distributions	(1,209,005)
Fund Share Transactions
Class I
Net proceeds from shares sold	52,662,548
Net asset value of shares issued for reinvested dividends and distributions	13,838
Increase in net assets from Class I share transactions	52,676,386
Increase in net assets from Fund share transactions	52,676,386
Net increase in net assets	52,631,762
Net Assets (Note 2)
Beginning of period	—
End of period	$52,631,762
Changes in Shares Outstanding
Class I
Shares outstanding, beginning of period	—
Shares sold	5,239,096
Shares issued on reinvestment of distributions	1,376
Shares outstanding, end of period	5,240,472
†Inception date.

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Statement of Cash Flows

Period Ended December 31, 2025

First Eagle Tactical Municipal Opportunities Fund
For the Period 5/30/25† - 12/31/25
Cash Flows Provided by (Used in) Operating Activities:
Net increase in net assets resulting from operations	$1,164,381
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(108,350,458)
Proceeds from sale and paydowns of investments	46,895,771
Net increase in short term investments	(91,608)
Realized (gain) loss on investments	234,326
Change in unrealized (appreciation) depreciation on investments	(135,465)
Amortization (accretion) of bond premium (discount)	(129,915)
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(1,003,970)
Due from adviser	(182,295)
Other assets	(191)
Increases (decreases) in operating liabilities:
Investment advisory fees payable	49,156
Administrative fees payable	5,769
Interest expense and fees payable	69,848
Accrued expenses and other liabilities	147,854
Net cash provided by (used in) operating activities	$(61,326,797)
Cash Flows Provided by (Used in) Financing Activities:
Proceeds from shares sold	51,531,345
Cash distributions paid	(912,548)
Proceeds from floating rate note obligations	10,715,000
Net cash provided by (used in) financing activities	$61,333,797
Net change in cash	7,000
Cash, beginning of period	—
Cash, end of period	$7,000

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $30,997.

Non-cash financing activities consist of reinvestment of distributions in the amount $13,838.

†Inception date.

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Period 5/30/25^ ‑ 12/31/25
Investment Operations
Net asset value, beginning of period	$10.00
Net investment income	0.41
Net realized and unrealized gains on investments†	0.01
Total investment operations	0.42
Less Dividends and Distributions
From net investment income	(0.38)
From capital gains	—
Total distributions	(0.38)
Net asset value, end of period	$10.04
Total return	4.31	%(a)
Net assets, end of period (thousands)	$52,632
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.23	%(b)
Operating expenses including earnings credits and/or fee waivers	0.81	%(b)(c)
Net investment income excluding earnings credits and/or fee waivers	4.64	%(b)
Net investment income including earnings credits and/or fee waivers	7.06	%(b)
Supplemental Data
Portfolio turnover rate	124.94	%(a)
^Inception date.
†The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss on that period because of the timing of sales and purchase of the Fund’s shares in relation to fluctuating market value of the investments in the Fund.
*Per share amounts have been calculated using the average shares method.
(a)Not annualized.
(b)Annualized, except for fixed costs.
(c)Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(d)) representing 0.56% for the period May 30, 2025 to December 31, 2025. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 0.25%, for the period May 30, 2025 to December 31, 2025.

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund

Financial Highlights

Information about the Fund’s senior securities, which are the amount of Floating Rate Obligations, is shown as of the dates indicated in the table below.

December 31, 2025
Asset coverage ratio for Floating Rate Obligations(1)	591%
Asset coverage per $1,000 for Floating Rate Obligations(1)	$5,912
Amount of Floating Rate Obligations	$10,715,000
(1)The asset coverage ratio is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the “Asset coverage per $1,000 for Floating Rate Obligations.

See Notes to Financial Statements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

Note 1 — Organization

First Eagle Tactical Municipal Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on December 23, 2024, pursuant to a Declaration of Trust governed by the laws of the State of Delaware, as amended and restated by the Amended and Restated Declaration of Trust, dated as of April 3, 2025.

The Fund’s primary investment objective is to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax.

The Fund currently offers one class of Common Shares: Class I Shares. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). Prior to August 15, 2025, investment vehicles indirectly controlled by Blackstone, Inc. and Corsair Capital LLC and certain co-investors owned a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P., a Delaware limited partnership.

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

The Adviser has agreed to pay all of the Fund’s offering costs and organizational expenses. Offering costs and organizational expenses are not reimbursable to the Adviser by the Fund.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models, and assumptions for its evaluated prices.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Fund’s Board of Trustees (the “Board”). The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a‑5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2025:

First Eagle Tactical Municipal Opportunities Fund

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Municipal Bonds	$—	$63,235,741	$—		$63,235,741
Short-Term Investments	91,608	—	—		91,608
Warrants	—	—	—	^	—
Total	$91,608	$63,235,741	$—		$63,327,349
†See Schedule of Investments for additional detailed categorizations.
‡Value determined using significant unobservable inputs.
^Fair value represents zero.
b)Cash — For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
c)Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligation using the effective yield method.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Statement of Operations.

d)Tender Option Bonds — Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions (secured borrowings) to generate leverage for the Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Fund also may purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

The Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If the Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

The Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “All or a portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash.” with

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

the Fund recognizing as liabilities, labeled “Payable for Floating Rate Note Obligation” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Accrued interest and dividends receivable” and “Interest expense and fees payable” on the Statement of Assets and Liabilities, respectively.

As of December 31, 2025, the aggregate value of Floaters issued by the Fund’s TOB Trusts was as follows:

Floating Rate Obligations:
First Eagle Tactical Municipal Opportunities Fund	$10,715,000

For period ended December 31, 2025, the average amount of Floaters outstanding and the average annual interest rates and fees related to Inverse Floaters, were as follows:

Average Floating Rate Obligations Outstanding		Average Annual Interest Rate and Fees
First Eagle Tactical Municipal Opportunities Fund(1)	$6,689,681	3.18%
(1)Average Floating Rate Obligation Outstanding is for period ended December 31, 2025, beginning June 27, 2025, when the Fund began investing in TOB transactions; and the Average Annual Interest Rate and Fees is for period ended December 31, 2025, beginning July 7, 2025, when the Fund’s first TOB settled.

Information about the Fund’s senior securities, which are the amount of Floating Rate Obligations, is shown as of the dates indicated in the table below:

Year Ended 12/31	Aggregate Amount Outstanding	Asset Coverage per $1,000 of Indebtedness(1)
2025	$10,715,000	$5,912
(1)The asset coverage ratio is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the “Asset coverage per $1,000 for Floating Rate Obligations.
e)United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

At December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Tax-Exempt	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
Income		Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Tactical Municipal Opportunities Fund	$54,265	$—	$—	$104,801	$203,611	$—

The components of distributable earnings’ differences between book basis and tax basis are primarily due to tender option bonds.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

f)Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:
Undistributed Net Investment Income (Loss)		Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Tactical Municipal Opportunities Fund	$(227)	$227	$—

The primary permanent differences causing such reclassification include adjustments on certain callable bonds.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

g)Distributions to Shareholders — Distributions to shareholders during the fiscal year ended December 31, 2025, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.
	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains
2025		2025		2025
First Eagle Tactical Municipal Opportunities Fund	$1,147,619	$61,386		$—
h)Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.
i)Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
j)Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
k)Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
l)New Accounting Pronouncements — In December 2023, the FASB issued Accounting Standards Update No. 2023‑09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management has determined the adoption of the amendments did not have a material impact on its financial statements.
m)Segment Reporting — In accordance with ASC 280, the Fund has determined that it has a single operating segment which derives its revenues from investments made in accordance with the Fund’s defined investment objectives. The Fund’s chief operating decision maker (“CODM”) is represented by the Adviser, through various committees. The Fund’s net investment income, total returns, expense ratios, and net increase (decrease) in net assets resulting from

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

operations which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the Fund’s financial statements.

n)Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f‑4 with respect to its Derivatives Transactions (as defined below). Rule 18f‑4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f‑4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f‑4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f‑4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund relies on the Limited Derivatives User Exception.

Under Rule 18f‑4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f‑4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 3 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty,

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

Market turmoil may negatively affect the Fund’s performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. A significant increase in market interest rates could harm the Fund’s ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund’s cost of funds would increase, resulting in a decrease in the Fund’s net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund’s capital that the decrease in interest rates may produce. As of the date hereof, there have been significant recent rate increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

Credit Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund’s income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund’s investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer’s bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Municipal Bond Risk — Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, the Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase the Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. Municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities.

High Yield Risk — The Fund may invest in high yield debt instruments. Instruments with the lowest investment grade ratings are considered to have speculative characteristics. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk” bonds). On balance, debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated instruments.

Special Situations Municipal Securities Risk — The availability of special situations municipal securities that present attractive investment opportunities has historically been sporadic and may in the future be rare or at times non-existent.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

As such, the portion of the Fund’s assets invested in special situations municipal securities may fluctuate significantly over time according to the availability of attractive special situations municipal securities opportunities. At times when the portion of the Fund’s assets invested in special situations municipal securities is low, due to lack of availability of special situations municipal securities or otherwise, that low level exposure to such securities may impede the Fund’s ability to fully pursue its investment objectives. Special situations municipal securities present both unusual opportunities and challenges. The ability of the Fund to capitalize on its investments in special situations municipal securities will be dependent on several factors including, but not limited to, the Adviser’s ability (1) to select special situations municipal securities to invest in that have good prospects for improving their creditworthiness over time, or otherwise experiencing price improvement; (2) to manage the various special situations municipal securities’ credits through the recovery process, including work-outs, buyouts and bankruptcies; (3) to buy attractively-priced special situations municipal securities that have the potential to appreciate significantly in value or minimize losses, depending on market conditions; and (4) to liquidate its investments in special situations municipal securities, either by selling such securities to other investors at attractive prices, or by receiving cash, securities or other assets of value after and as a result of a work-out or the issuer’s emergence from bankruptcy. The Adviser’s ability to succeed in these efforts will require skills and techniques that are different from or in addition to the skills and techniques used by a typical municipal investment manager. There is no assurance that the Adviser will succeed in its efforts, or that market circumstances will end up being favorable to deriving outsized returns from investments in special situations municipal securities.

Debt Securities Risk — The value of debt securities may decline for a number of reasons that directly relate to the borrower, such as the borrower’s financial strength, management performance, financial leverage and reduced demand for the borrower’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer of debt securities may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund’s ability to conduct its investment program.

Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Illiquidity Risk — To the extent consistent with applicable liquidity requirements for interval funds under Rule 23c‑3 of the 1940 Act, the Fund intends to invest in illiquid investments and may do so without limit. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale. For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund’s investments are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

SOFR Risk — The London Interbank Offered Rate (“LIBOR”) has been discontinued and is no longer considered a representative rate. The market in the U.S. has transitioned to the Secured Overnight Financing Rate (“SOFR”) based rates as modified, in some cases, by an applicable spread adjustment. The Fund’s Credit Facility utilizes a SOFR-based reference rate. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

affected. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

The publication of SOFR began in April 2018, and, therefore, it has a very limited history. In addition, the future performance of SOFR cannot be predicted based on its limited historical performance. Future levels of SOFR may bear little or no relation to the historical actual or historical indicative data. Prior observed patterns, if any, in the behavior of market variables and their relation to SOFR, such as correlations, may change in the future. Because only limited historical data has been released by the Federal Reserve Bank of New York, as administrator of SOFR, such analysis inherently involves assumptions, estimates and approximations. The future performance of SOFR is impossible to predict and therefore no future performance of SOFR may be inferred from any of the historical actual or historical indicative data. Hypothetical or historical performance data are not indicative of, and have no bearing on, the potential performance of SOFR or any SOFR-linked investments. SOFR is a relatively new rate, and the Federal Reserve Bank of New York (or a successor) may make methodological or other changes that could change the value of SOFR, including changes related to the methods by which SOFR is calculated, eligibility criteria applicable to the transactions used to calculate SOFR, or the averages or periods used to report SOFR. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked investments, such as loans and notes, which may adversely affect the trading prices and marketability of such investments. The administrator of SOFR may withdraw, modify, amend, suspend or discontinue the calculation or dissemination of SOFR in its sole discretion and without notice and has no obligation to consider the interests of holders of such investments in calculating, withdrawing, modifying, amending, suspending or discontinuing SOFR.

Leverage Risk — The Fund intends to utilize leverage by utilizing borrowings, generally through TOB financings. There can be no assurance that the Fund’s use of leverage will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, and the issuance of preferred shares or notes. The Fund’s total leverage, either through borrowings, preferred stock issuance, or similar transactions, may not exceed 33 1/3% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Share dividends, but also creates special risks and considerations for the Common Shareholders, including:

•The likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
•The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;
•The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;
•When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage, which creates an inherent conflict of interest;
•Leverage increases operating costs, which will be borne entirely by the Common Shareholders and may reduce total return; and
•Certain types of borrowings and issuances of preferred shares by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Among other things, these covenants can mean that termination of the Management Agreement or the loss of certain key personnel, may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition. The borrowings which the Fund may incur may be secured by a lien on all or a portion of the Fund’s assets.

Repurchase Offers Risk — In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities.

However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, which may accelerate the realization of taxable income and cause the Fund to make taxable distributions to Common Shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming Common Shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund’s Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Non-Diversified Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has elected and intends to qualify as a RIC under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M (which are less stringent than the diversification requirements of the 1940 Act), including its diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Note 4 — Purchases and Sales of Securities

For the period ended December 31, 2025, purchases and sales of investments, excluding short-term investments, were $109,665,498 and $46,460,767, respectively.

Note 5 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the “Management Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 0.95% of the average daily value of the Fund’s Managed Assets. Managed Assets includes assets purchased with borrowed money including, for this purpose, amounts attributable to the Fund’s use of TOB financing.

The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of the Class I shareholders are limited to 0.25%, of average net assets (the “Expense Limitations”). This undertaking lasts until April 30, 2027 and may not be terminated during its term without the consent of the Board. The Fund has agreed that Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.25% of the average net assets; or (2) if applicable, the then‑current expense limitations. Any such repayment must be made within three years after the date in which the Fund incurred the fee and/or expense.

During the period ended December 31, 2025, the Adviser waived $486,177 in expenses, which are included under “expense waiver” on its Statement of

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

Operations. As of December 31, 2025, the Fund has $182,295 receivable from the Adviser for reimbursement of expenses, which are included under “due from adviser” on its Statement of Assets and Liabilities.

For the period ended December 31, 2025, the amounts available for potential future repayment to the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring
Total Eligible for Recoupment		2028*
Class I	$486,177	$486,177
*Amounts included represent the amounts incurred for the period May 30, 2025 to December 31, 2025.

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of the Fund’s average daily net assets.

J.P. Morgan Chase Bank, N.A. (“JPM”), the Fund’s administrator, accounting agent and primary custodian, holds the Fund’s portfolio securities and other assets and is responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund. JPM, as the Fund’s administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund’s custodian.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2025, such amounts are included under Trustees’ fees on the Statement of Operations.

Note 6 — Plans of Distribution

FEF Distributors, LLC (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class I Shares are sold on a continuous basis at the Fund’s NAV per share.

Note 7 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Notes to Financial Statements

quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. The first repurchase offer was made within six months following effectiveness of the Fund’s registration statement.

The following table summarizes the share repurchases completed during the period ended December 31, 2025.

Repurchase Date		Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Shares Repurchased	Aggregate Consideration for Repurchased Shares	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
9/30/25	10/15/25	202,652	5%	—	—	$—	0.00%	N/A
(1)If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Note 8 — Subsequent Events

On February 27, 2026, the Fund, together with certain other funds managed by the Adviser (collectively, the “Participating Funds”) entered into an unsecured syndicated line of credit facility (“Syndicated Facility”) with various lenders for $410 million under which JPM participates as a lender and acts as administrative agent. Of the aggregate $410 million commitment amount, $110 million is specifically designated to the Fund and other Participating Funds. All Participating Funds may borrow up to the aggregate remaining commitment amount of $300 million at any time. All borrowings are subject to asset coverage and other limitations as specified in the agreement, to be utilized for temporarily financing the redemption of shares of each Participating Fund at the request of shareholders and other temporary or emergency purposes with a termination date of February 26, 2027. Under the Syndicated Facility, the Participating Funds have agreed to pay a per annum rate of interest for borrowings generally based on 1.00% plus the higher of Daily Simple Secured Overnight Financing Rate plus a ten basis point credit spread adjustment, Overnight Bank Funding Rate or Effective Federal Funds Rate and a commitment fee of 0.20% per annum on the unused portion of the Credit Facility.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Tactical Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Tactical Municipal Opportunities Fund (the “Fund”) as of December 31, 2025, and the related statements of operations, changes in net assets and cash flows, including the related notes, and the financial highlights for the period May 30, 2025 (inception date) to December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period May 30, 2025 (inception date) to December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Report of Independent Registered Public Accounting Firm

the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2026

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b‑1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2025 and held for the six-months ended December 31, 2025.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/25	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Tactical Municipal Opportunities Fund
Class I	3.89%	$1,000	$1,038.90	0.82%	$4.21
(1)For the six-months ended December 31, 2025.
(2)Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.
(3)Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2025 and held for the six-months ended December 31, 2025.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Tactical Municipal Opportunities Fund
Class I	5.00%	$1,000	$1,021.07	0.82%	$4.18
(1)For the six-months ended December 31, 2025.
(2)Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

General Information

Form N-PORT portfolio schedule

The First Eagle Tactical Municipal Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund’s proxy voting policies, (2) a description of the Fund’s proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC’s Web site at www.sec.gov.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C GIDS, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters” in the Fund’s Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Tax Information

% of Qualifying Dividend Income		% of Dividends Eligible for the Dividends Received Deduction	Tax-Exempt Income	Long-Term Capital Gains	Long-Term Capital Gains 28%
First Eagle Tactical Municipal Opportunities Fund	0.00%	0.00%	$1,147,619	$—	$—

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

The Trust is providing you with this privacy notice to inform you of how we process your personal information. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number, income, and assets
◼account balances, payment history, and account activity
◼credit history and credit scores
◼name, address, telephone number, occupation
◼online information, such as your IP address and data gathered from your browsing activity and location
◼information we encounter in public records in the ordinary course of business

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A
To limit
◼Call 800.334.2143 and indicate your desire to limit our sharing
◼Visit us online: www.firsteagle.com/individuals-home or
◼Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

#

Mail-in Form
If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑Apply my choices only to me

Mark any/all you want to limit:

❑Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑Do not allow your affiliates to use my personal information to market to me.
❑Do not share my personal information with nonaffiliates to market their products and services to me.

	Name	Mail to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324
Address

City, State, Zip
Account #

#

What we do
How does the Trust protect my personal information?

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

◼open an account, make transactions using your account, or deposit money
◼subscribe to receive information, submit an application, or otherwise submit a form containing personal information
◼use our services online

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Affiliated companies include First Eagle Investments; First Eagle Holdings, Inc.; First Eagle Investment Management, LLC; FEF Distributors, LLC; First Eagle Separate Account Management, LLC; First Eagle Alternative Credit, LLC; Napier Park Global Capital Ltd; Napier Park Global Capital GmbH, Napier Park Global Capital (US) LP; First Eagle Investment Management Ltd; First Eagle Investment Management GmbH; First Eagle Investments Sarl; First Eagle Funds (Ireland) ICAV; First Eagle Amundi Sub-Funds (Luxembourg) SICAV; First Eagle Overseas Variable Fund, a portfolio of First Eagle Variable Funds, an open-end investment management company; First Eagle Credit Opportunities Fund, a closed-end interval fund; First Eagle Real Estate Debt Fund, a closed-end interval fund; First Eagle High Yield Municipal Completion Fund, a portfolio of First Eagle Completion Fund Trust, an open-end investment management company; First Eagle Private Credit Fund, a business development company; First Eagle Global Equity ETF (FEGE) and First Eagle Overseas Equity ETF (FEOE), exchange traded funds; and First Eagle Funds and any sub-funds, as applicable.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliated third parties may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as required or permitted by California or other applicable law, including as described above. While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC’s Reg S-P.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Privacy Notice

Other important information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•At your request;
•When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
•With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•With third parties as part of a corporate business transaction such as a merger, joint venture, financing, reorganizing, or sale of company assets;
•As necessary to establish, defend, or otherwise manage a legal claim; or
•When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund’s Board of Trustees are not “interested persons” as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.
(2)Ms. Beinecke serves as senior counsel at Hughes Hubbard & Reed LLP, which has provided legal services to an entity in which one of the Adviser’s parent companies indirectly holds a minority equity interest. Ms. Beinecke has no role or economic interest in this matter and, since she is not a partner of the firm, she does not share in Hughes Hubbard & Reed LLP’s profits. To date, Hughes Hubbard & Reed LLP has not received revenue from this matter, and any anticipated revenue will represent only a deminimus percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke’s status as an Independent Trustee.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (12 portfolios), First Eagle Variable Funds (Chair) (1 portfolio), First Eagle Completion Fund Trust (Chair) (1 portfolio), First Eagle Credit Opportunities Fund (Chair) (1 portfolio), First Eagle Real Estate Debt Fund (Chair) (1 portfolio) and First Eagle ETF Trust (2 portfolios); Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Peter W. Davidson | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to January 2019, CEO, Aligned Intermediary, Inc.; prior to June 2015, Executive Director, Loan Program Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman, Summit Ridge Energy; Director, Beam Global; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Jean D. Hamilton | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Trustee, Vornado Realty Trust; Director, Alexander’s Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Scott Sleyster | Trustee | September 2025 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1960)

Principal Occupation(s) During Past 5 Years: Executive Vice President and Head of Market Competitiveness at Prudential Financial

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Board of directors, North Star Academy; Trustee, Princeton Theological Seminary; Member of Columbia University’s Climate Board of Advisors

Interested Trustees(3)(4)

John P. Arnhold | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

(1)Trustees who are not “interested persons” of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.
(3)Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(4)The term of office of each Interested Trustee is indefinite.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Interested Trustees(3)(4)—(continued)

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 19

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (12 portfolios), First Eagle Variable Funds (1 portfolio), First Eagle Completion Fund Trust (1 portfolio), First Eagle Credit Opportunities Fund (1 portfolio), First Eagle Real Estate Debt Fund (1 portfolio) and First Eagle ETF Trust (2 portfolios); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(3)Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(4)The term of office of each Interested Trustee is indefinite.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)

Mehdi Mahmud | President | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Frank Riccio | Senior Vice President | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born March 1978)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund

Brandon Webster | Chief Financial Officer and Principal Financial Officer | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1987)

Principal Occupation(s) During Past Five (5) Years: Managing Director, Head of Fund Administration, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to July 2024, Director and Deputy Head of Fund Administration, Lord Abbett

Seth Gelman | Chief Compliance Officer | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)—(continued)

David O’Connor | General Counsel | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC; CEO, First Eagle Private Credit Fund; prior to May 2024, Head of Legal & Compliance, First Eagle Private Credit Fund

Sheelyn Michael | Secretary and Deputy General Counsel | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Director, First Eagle Investment Management, Ltd; Deputy General counsel, First Eagle Private Credit Fund

Michael Luzzatto | Vice President | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; Vice President, First Eagle Private Credit Fund

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

Additional Information (unaudited)

Officers(5)—(continued)

Shuang Wu | Treasurer | May 2025 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1990)

Principal Occupation(s) During Past Five (5) Years: Director, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Completion Fund Trust, First Eagle Real Estate Debt Fund and First Eagle Tactical Municipal Opportunities Fund; prior to December 2022, Vice President and Assistant Treasurer, Credit Suisse; prior to December 2020, Manager, PricewaterhouseCoopers

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Scott Sleyster

Officers

Mehdi Mahmud

President

Frank Riccio

Senior Vice President

Brandon Webster

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O’Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Michael Luzzatto

Vice President

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

801 Pennsylvania Avenue,
Suite 219324
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Tactical Municipal Opportunities Fund.

First Eagle Tactical Municipal Opportunities Fund | Annual Report | December 31, 2025

First Eagle Tactical Municipal Opportunities Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105‑0048
800.334.2143 www.firsteagle.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mandakini Puri, Paul J. Lawler, William M. Kelly, Jean Hamilton and Peter Davidson as Audit Committee Financial Experts. Ms. Puri, Mr. Lawler, Mr. Kelly, Ms. Hamilton and Mr. Davidson are considered by the Board to be independent trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the year ended December 31, 2025, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $62,356. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the year ended December 31, 2025, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0.

(c)	Tax Fees:

For the year ended December 31, 2025, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $57,300.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In the year ended December 31, 2025, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)	(1)The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)	(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	According to PwC, for the year ended December 31, 2025, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)	Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable at this time.

Item 6. Investments.

Please see the schedule of investments contained under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Refer to the N-CSRS filed with the SEC as of and for the period ended June 30, 2025.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to First Eagle Investment Management, LLC (“FEIM” or the “Adviser”) the authority to vote proxies received by First Eagle Tactical Municipal Opportunities Fund (the “Fund”) from the companies in which it invests (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote proxies on behalf of each client (e.g., the Fund) in a manner that serves the best interest of the client and enhances the economic value of the underlying portfolio securities held in the client’s account.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser utilizes Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Funds have the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the relevant ISS proxy guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals, which typically seek to be consistent with the best interests of the client and with enhancing the economic value of the underlying portfolio securities. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser principally employs the proxy voting services provided by ISS. As a practical matter, in most cases, the Adviser votes client proxies in a manner consistent with the voting recommendation of ISS. However, the Adviser evaluates individual proxies in accordance with the Policies and may determine to depart from the recommendation of its proxy voting service provider in voting a proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

John V. Miller manages the Fund. His professional background is below.

John V. Miller has served as Tactical Municipal Opportunities’ Portfolio Manager since May 2025. Mr. Miller joined the Adviser as head and chief investment officer of the Municipal Credit Team in January 2024. Previously, Mr. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management, where he worked for 27 years.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance
John Miller	Other Registered Investment Companies	8,950,473,991	4	-	-
	Other Pooled Investment Vehicles	-	-	-	-
	Other Accounts	125,914,800	5	-	-

* Information as of December 31, 2025 except as noted, and is unaudited.

Potential Conflicts of Interests

The Adviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and its clients and its affiliates.

The Adviser and its affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (“CLOs”). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser and its affiliates determine that an investment is appropriate for the Fund and for one or more other funds, the Adviser intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and (c) the Adviser’s internal conflict of interest and allocation policies. The Fund and the Adviser rely on exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser or its affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Adviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Adviser and/or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and without an exemptive order the Fund generally would not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. In situations where co-investment with other entities sponsored or managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Adviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Adviser’s affiliation with Genstar Capital, Napier Park Global Capital (US) LP (“Napier Park”) and First Eagle Alternative Credit, LLC (“FEAC”), each of Napier Park and FEAC being a wholly owned subsidiary of the Adviser, requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or the companies in which the Fund invests. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker dealers associated with Genstar Capital, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Napier, Genstar Capital or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Napier Park, FEAC, Genstar Capital or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Genstar Capital may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Genstar Capital), conflicts of interest may arise from the presence of Genstar Capital representatives on the company board or the payment of compensation by the company to Genstar Capital or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Genstar Capital could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Genstar Capital. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Genstar Capital may have or transactions or investments Genstar Capital and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Manager is employed by the Adviser. The investment professionals are offered the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Manager is evaluated based on a set of objective and subjective performance criteria. Annual investment performance is a significant component of this evaluation along with individual, team and firm performance. Generally, the Portfolio Manager is offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. The intent of this compensation plan is the long-term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Information as of December 31, 2025

Portfolio Manager	Dollar Range
John Miller	None

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 16. Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Tactical Municipal Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 6, 2026

By (Signature and Title)*	/s/ Brandon Webster
Brandon Webster, Principal Financial Officer

Date March 6, 2026

*Print the name and title of each signing officer under his or her signature.